WADDELL & REED ADVISORS FUNDS

Supplement dated June 9, 2006
to
Waddell & Reed Advisors Equity Funds Prospectus
dated October 31, 2005
and supplemented February 17, 2006
and
Waddell & Reed Advisors Funds Fixed Income and Money Market Funds Prospectus dated January 31, 2006 and supplemented March 15, 2006

The following supplements the information regarding permissible exclusions to the redemption fees in the section entitled "Redemption Fee/Exchange Fee"

Additionally, a Fund's redemption fee will not be assessed with respect to the following systematic transactions:

5.	redemptions of shares purchased through the Automatic Investment Service (AIS);

6.	redemptions made through a Systematic Withdrawal Plan; and

7.	redemptions of shares purchased through the Funds Plus service.

Waddell & Reed Advisors Municipal Bond Fund, Inc. Class Y, Waddell & Reed Advisors Municipal High Income Fund, Inc. Class Y, and Waddell & Reed Advisors Tax-Managed Equity Fund, Inc. Class Y are no longer available for investment. Shareholders of Class Y shares of these Funds may exchange their shares for Class A shares of that Fund, or for Class A shares of any fund in the Waddell & Reed Advisors Funds, at net asset value. Any additional investments in Class A shares will be subject to the applicable sales load as described in the prospectus.

The following supplements the disclosure regarding Maximum Deferred Sales Charge (Load) on purchases of Waddell & Reed Advisors Limited-Term Bond Fund in the section entitled "Fees and Expenses":

A 1.00% contingent deferred sales charge (CDSC) is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.

The following supplements the disclosure regarding sales charges on purchases of Class A shares of Waddell & Reed Advisors Limited-Term Bond Fund in the section entitled "Choosing a Share Class":

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on redemptions made within 12 months of the purchase.

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